UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 14, 2006
Coeur d’Alene Mines Corporation
(Exact Name of Registrant as Specified in Charter)

Idaho	1-8641	82-0109423

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Front Ave., P.O. Box “I”, Coeur d’Alene, Idaho	83816

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (208) 667-3511
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 5.1
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 8.01. OTHER EVENTS.
     In connection with the public offering of common stock described immediately below, Coeur d’Alene Mines Corporation (the “Company”) is hereby reporting certain events and filing certain exhibits. See “Item 9.01 Financial Statements and Exhibits.”
     On December 27, 2005, the Company filed, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act) on Form S-3 (File No. 333-130711), including a prospectus contained therein, which became effective upon filing. On March 14, 2006, the Company filed, pursuant to Rule 424(b) under the Securities Act, a preliminary prospectus supplement, dated March 14, 2006, relating to the public offering (the “Offering”) of shares of the Company’s common stock, par value $1.00 per share, consisting entirely of shares to be issued by the Company.
     On March 16, 2006, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Bear, Stearns & Co. Inc. and RBC Capital Markets Corporation, as representatives of the several underwriters named on Schedule I thereto (the “Underwriters”), in connection with the Offering, pursuant to which the Company agreed to offer and sell 24,000,000 shares of common stock. In addition, pursuant to the terms of the Underwriting Agreement, the Company granted the Underwriters an option to purchase up to 3,600,000 additional shares, solely to cover over-allotments, if any. On March 17, 2006, the Company filed, pursuant to Rule 424(b) under the Securities Act, a prospectus supplement, dated March 16, 2006, relating to the Offering. The closing of the Offering is expected to occur on March 22, 2006. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated into this Item 8.01 by reference. The press releases of the Company dated March 14, 2006 and March 17, 2006 in respect of the Offering are included as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, respectively, and are incorporated into this Item 8.01 by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits:
The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 16, 2006, by and between the Company and the other parties named therein.

5.1	Opinion Letter of Kelli Kast, Esq. regarding the legality of the common stock.

23.1	Consent of Kelli Kast, Esq. (included as part of Exhibit 5.1).

99.1	Press Release of the Company dated March 14, 2006.

99.2	Press Release of the Company dated March 17, 2006.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation

Date: March 17, 2006	By:	/s/ KELLI KAST

Name: Kelli Kast
Title: Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 16, 2006, by and between the Company and the other parties named therein.

5.1	Opinion Letter of Kelli Kast, Esq. regarding the legality of the common stock.

23.1	Consent of Kelli Kast, Esq. (included as part of Exhibit 5.1).

99.1	Press Release of the Company dated March 14, 2006.

99.2	Press Release of the Company dated March 17, 2006